NUMBER                   [INTERSIL LOGO]                              SHARES
CA

                         INTERSIL HOLDING CORPORATION
              INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE

THIS CERTIFICATE IS TRANSFERABLE IN THE CITY OF             CUSIP 46069S 10 9
 BOSTON, MA, OR THE CITY OF NEW YORK, NY.                SEE REVERSE FOR CERTAIN
                                                               DEFINITIONS

THIS CERTIFIES THAT:


is the record holder of


 FULLY PAID AND NONASSESSABLE SHARES OF CLASS A COMMON STOCK, $.01 PAR VALUE OF

                          INTERSIL HOLDING CORPORATION

transferable only on the books of the Corporation by the holder hereof in person or by a duly authorized Attorney upon surrender of this certificate properly endorsed. This certificate is not valid until countersigned by the Transfer Agent and Registrar.
     WITNESS the facsimile signatures of the Corporation and the facsimile signatures of its duly authorized officers.


DATED:


/s/ Stephen M. Moran                           /s/ Gregory Williams

     SECRETARY                                 CHIEF EXECUTIVE OFFICER



COUNTERSIGNED AND REGISTERED:
     Equiserve Trust Company, N.A.

                              TRANSFER AGENT AND REGISTRAR

BY

                                      AUTHORIZED SIGNATURE


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                          INTERSIL HOLDING CORPORATION

A summary of the designations, relative, participating, optional or other special rights of each class of stock of the Corporation, or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights, will be furnished by the Corporation to any stockholder on request and without charge. Such request shall be made to the Corporation's Secretary at the principal office of the Corporation or to the Transfer Agent and Registrar named on the face of this Certificate.

     The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM  --  as tenants in common              UNIF GIFT MIN ACT  --  ________ Custodian ________
TEN ENT  --  as tenants by the entireties                              (Cust)             (Minor)
JT TEN   --  as joint tenants with right of                           under Uniform Gifts to Minors
             survivorship and not as tenants                          Act ________________
             in common                                                           (State)


    Additional abbreviations may also be used though not in the above list.

For Value Received, __________________hereby sell(s), assign(s) and transfer(s)

PLEASE INSERT SOCIAL SECURITY OR OTHER
    IDENTIFYING NUMBER OF ASSIGNEE

 _____________________________________
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________________________________________________________________________________
 PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE(S)

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________
of the Shares of capital stock represented by the within Certificate and do(es) hereby irrevocably constitute and appoint

_______________________________________________________________________ Attorney
to transfer the said Shares on the books of the within named Corporation with full power of substitution in the premises.

Dated ____________________         _____________________________________________

                                   NOTE: The signature to this assignment must correspond with the name as written upon the face of this certificate in every particular, without alteration or enlargement or any change whatever.
                                   Signature must be guaranteed.

Signature(s) Guaranteed


By

THE SIGNATURE(S) MUST BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17Ad.15.

KEEP THIS CERTIFICATE IN A SAFE PLACE. IF IT IS LOST, STOLEN, MUTILATED OR DESTROYED, THE CORPORATION WILL REQUIRE A BOND OF INDEMNITY AS A CONDITION TO THE ISSUANCE OF A REPLACEMENT CERTIFICATE.